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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2006
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     1-14896                    11-3027591
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                       N/A
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         (Former name or former address, if changed since last report.)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01   OTHER EVENTS

     On March 27, 2006, the Company issued a press release announcing that it had received $1.5 million from the exercise of 1,352,152 common stock purchase warrants that expired on March 22, 2006. The warrants were originally issued in December 1999 as part of a private financing and were each exercisable for one share of the Company's common stock at exercise prices ranging from $1.00 to $1.11 per share. The text of the Company's press release is furnished as Exhibit
99.1 and is incorporated herein by reference.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 29, 2006, the Company entered into an amendment to its Employment Agreement with Corey M. Horowitz, Chairman and Chief Executive Officer, pursuant to which the anti-dilution protection offered Mr. Horowitz was extended until November 26, 2006. The amendment provides that if the Company completes an equity financing (including securities exercisable or convertible into equity) at anytime prior to November 26, 2006, Mr. Horowitz shall be issued options by the Company to purchase such number shares of common stock so that he maintains the same derivative ownership percentage (as defined in the employment agreement) that he owned as of November 2004 (at the time of execution of the employment agreement); provided; that, such anti-dilution protection shall be provided to Mr. Horowitz up to a maximum future Company financing of $2.5 million. The text of the amendment is filed as Exhibit 10.1 hereof.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number          Description
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10.1                    Letter Agreement, dated March 29, 2006, between the
                        Company and Corey M. Horowitz.

99.1                    Press Release, dated March 27, 2006






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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NETWORK-1 SECURITY SOLUTIONS, INC.


Dated: March 31, 2006                  By: /s/ David Kahn
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                                           Name: David Kahn
                                           Title: Chief Financial Officer



















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